Exhibit 10.3

SECOND AMENDMENT TO COLLABORATION, OPTION AND LICENSE AGREEMENT

This Second Amendment to Collaboration, Option and License Agreement (this “Second Amendment”), dated September 9, 2022 (the “Second Amendment Effective Date”), is by and between Nurix Therapeutics, Inc., a Delaware corporation (“Nurix”) and Gilead Sciences, Inc., a Delaware corporation (“Gilead”).

RECITALS

WHEREAS, Gilead and Nurix are parties to that certain Collaboration, Option and License Agreement, dated June 10, 2019, as amended by that certain First Amendment dated August 13, 2019 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to clarify certain provisions in Section 1 of Schedule 11.6, all in accordance with the terms set forth in this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	Definitions. All capitalized terms used herein shall have the respective meanings assigned to them in the Agreement.

2.	Schedule 11.6. Schedule 11.6 to the Agreement is hereby deleted in its entirety and replaced with the Schedule 11.6 attached hereto.

3.

General. Except as expressly set forth herein, the Agreement shall continue in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved.  Notwithstanding the foregoing, in the event of any conflict between the terms of this Second Amendment and the terms of the Agreement, the terms of this Second Amendment shall control.  No provision of this Second Amendment may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith.  This Second Amendment shall be governed in accordance with the laws of the State of California, without giving effect to any choice of law rules.  This Second Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Second Amendment to be duly executed and delivered by their respective authorized representatives as of the Second Amendment Effective Date.

Gilead Sciences, Inc.	Nurix Therapeutics, Inc.
By: /s/ Mary McGrath	By: /s/ Christine Ring
Name: Mary McGrath	Name: Christine Ring
Title: Vice President, Research, SB&C	Title: General Counsel

Schedule 11.6

Criteria for Pre-Clinical Milestone Events